DAVIS NEW YORK VENTURE FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(520) 434-3771

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

KENNETH C. EICH, Principal Executive Officer, and DOUGLAS A. HAINES, Principal Financial Officer of Davis Global Fund and Davis International Fund, authorized series of Davis New York Venture Fund, Inc. (the "Registrant"), each certify to the best of his or her knowledge that:

(1) The Registrant's periodic report on Form N-CSR for the period ended October 31, 2012 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer                                                                                                 Principal Financial Officer

DAVIS NEW YORK VENTURE FUND, INC.                                                                                                  DAVIS NEW YORK VENTURE FUND, INC.

/s/ Kenneth C. Eich                                                                                         /s/ Douglas A. Haines

Kenneth C. Eich                                                                                           Douglas A. Haines
Principal Executive Officer                                                                                         Principal Financial Officer
Date:  December 20, 2012                                                                                                                                        Date:  December 20, 2012

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2003 has been provided to DAVIS NEW YORK VENTURE FUND, INC. and will be retained by DAVIS NEW YORK VENTURE FUND, INC. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.